UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 1, 2004

(Date of earliest event reported): October 29, 2004

Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

1-13003	75-2259890

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)

214-631-1166

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4e under the Exchange Act (17 CFR 240.13e-4(c))

I. INFORMATION TO BE INCLUDED IN REPORT
Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
Contract of Sale with Cook, Inc.
First Amendment to Contract of Sale
Second Amendment to Contract of Sale
Third Amendment to Contract of Sale
Fourth Amendment to Contract of Sale
Fifth Amendment to Contract of Sale

I. INFORMATION TO BE INCLUDED IN REPORT

Item 1.01 Entry into a Material Definitive Agreement

     On February 12, 2004, Silverleaf Resorts, Inc. (the “Company”) entered into a Contract of Sale with Cook, Inc. (“Cook”), a Florida corporation, for the purchase of a developed vacation rental property located in Davenport, Florida just outside Orlando, Florida. The Contract of Sale was amended several times in March and April 2004. The closing of the acquisition of the property was contingent upon a number of events, including Cook having obtained the consent of its lender. Until each of the events was satisfied, the Company could terminate the Contract of Sale with Cook and recoup the earnest money deposit paid by the Company. Cook has now satisfied all of the closing conditions, and the Company completed the purchase of the property on October 29, 2004.

     The property is comprised of approximately 4.848 acres and includes 16 two and three bedroom units. The Company purchased the improvements, facilities, fixtures and personal property, tangible or intangible, used in connection with the operation of the property, including all unsold vacation intervals. The Company paid Cook an aggregate purchase price of $6 million. At closing, the Company paid Cook cash in the amount of $1.5 million. The Company also executed and delivered a promissory note payable to Cook in the amount of $4.5 million. The note is payable in 35 monthly installments of $50,000 each plus accrued interest at the rate of 7% annually, with a final payment of the remaining unpaid principal and accrued interest in the 36th month. The note is secured by a mortgage and security agreement covering the property purchased by the Company. The Company purchased this property in lieu of building units at its existing destination resorts and plans to operate the property as a timeshare resort under the name “Orlando Breeze.”

Item 2.01 Completion of Acquisition or Disposition of Assets

     The information set forth in “Item 1.01 Entry into a Definitive Material Agreement” is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit
10.1	Contract of Sale dated February 12, 2004 between the Company and Cook, Inc.

10.2	First Amendment to Contract of Sale dated March 18, 2004 between the Company and Cook, Inc.

10.3	Second Amendment to Contract of Sale dated March 22, 2004 between the Company and Cook, Inc.

10.4	Third Amendment to Contract of Sale dated April 27, 2004 between the Company and Cook, Inc.

10.5	Fourth Amendment to Contract of Sale dated October 15, 2004 between the Company and Cook, Inc.

10.6	Fifth Amendment to Contract of Sale dated October 21, 2004 between the Company and Cook, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERLEAF RESORTS, INC.
Dated: November 1, 2004	By:	/s/ ROBERT E. MEAD
		Name:	Robert E. Mead
		Title:	Chairman and Chief Executive Officer

Dated: November 1, 2004	By:	/s/ HARRY J. WHITE, JR.
		Name:	Harry J. White, Jr.
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Contract of Sale dated February 12, 2004 between the Company and Cook, Inc.

10.2	First Amendment to Contract of Sale dated March 18, 2004 between the Company and Cook, Inc.

10.3	Second Amendment to Contract of Sale dated March 22, 2004 between the Company and Cook, Inc.

10.4	Third Amendment to Contract of Sale dated April 27, 2004 between the Company and Cook, Inc.

10.5	Fourth Amendment to Contract of Sale dated October 15, 2004 between the Company and Cook, Inc.

10.6	Fifth Amendment to Contract of Sale dated October 21, 2004 between the Company and Cook, Inc.